UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

On September 23, 2014, Orthofix International N.V. (the “Company”) was informed by Mark A. Heggestad, the Company’s Chief Financial Officer, that due to personal circumstances, Mr. Heggestad would be resigning employment effective as of September 26, 2014 to return on a full-time basis to Minnesota where his family continues to reside. The Company has appointed Doug Rice, the Company’s Chief Accounting Officer, as Interim Chief Financial Officer as of September 26, 2014. Mr. Heggestad will be retained in a consulting role for an indefinite period to assist Mr. Rice in transition matters in the short term and to undertake other projects as needed.

Mr. Rice, 49, became the Company’s Chief Accounting Officer on September 4, 2014. Prior to joining the Company, he had served since 2012 as Senior Vice President and Chief Financial Officer of Vision Source and Smile Source, a private equity-backed optometric and dental network provider. Mr. Rice served as the Vice President Finance, Treasurer of McAfee, a security technology company, from 2007 to 2012, when it was acquired by Intel. From 2000 to 2007, he served as the Senior Vice President, Corporate Controller of Concentra, Inc., a national healthcare service provider. Mr. Rice was the Vice President, Finance of la Madeleine French Bakery and Café, a restaurant chain with locations in multiple metropolitan areas, from 1996 to 1999. From 1994 to 1996, he was Director of Finance at Allied Marketing Group, an international direct mail marketer. Mr. Rice also served as an Audit Manager at PricewaterhouseCoopers (formerly Coopers & Lybrand) between 1988 and 1993. He is a certified public accountant, and received both an MBA and BBA from Southern Methodist University.

Mr. Rice has no family relationship with any director of officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer, and is not party to any related party transactions involving the Company.

Item 8.01.	Other Events.

On September 24, 2014, the Company issued a press release regarding various matters, including the status of the Company’s pending restatement of prior periods’ financial statements, the Company’s delayed filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2014, pending Nasdaq Hearings Panel proceedings, and the executive officer transition matters described above. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The Company also announced in the press release that it will host a conference call to discuss these matters on Thursday, September 25, 2014 at 8:30 a.m. EST (7:30 a.m. CST). Interested parties may access the conference call by dialing (888) 267-2845 in the U.S. and (973) 413-6102 outside the U.S., and entering the conference ID 38220. A replay of the call will be available for two weeks by dialing (800) 332-6854 in the U.S. and (973) 528-0005 outside the U.S., and entering the conference ID 38220. A webcast of the conference call may be accessed by going to the Company’s website at www.orthofix.com, by clicking on the Investors link and then the Events and Presentations page.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated September 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Chief Administrative Officer, General Counsel and Corporate Secretary

Date: September 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 24, 2014.